EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended October 11, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Nov 2008 – Oct 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.1%	0.3%	-8.0%	-8.1%	-8.5%	-5.8%	-0.2%	-5.8%	10.2%	-28.9%	-0.5	-0.7
B**	0.0%	0.3%	-8.5%	-8.7%	-9.1%	-6.5%	-0.9%	-6.5%	10.2%	-31.1%	-0.6	-0.8
Legacy 1***	0.1%	0.3%	-6.4%	-6.1%	-6.5%	N/A	N/A	-4.2%	10.2%	-23.0%	-0.4	-0.5
Legacy 2***	0.1%	0.3%	-6.6%	-6.3%	-6.8%	N/A	N/A	-4.5%	10.2%	-23.7%	-0.4	-0.6
Global 1***	0.1%	0.3%	-5.9%	-5.6%	-6.4%	N/A	N/A	-4.9%	9.8%	-22.1%	-0.5	-0.6
Global 2***	0.1%	0.3%	-6.1%	-5.9%	-6.7%	N/A	N/A	-5.2%	9.7%	-23.1%	-0.5	-0.7
Global 3***	0.1%	0.3%	-7.4%	-7.4%	-8.3%	N/A	N/A	-6.9%	9.7%	-28.9%	-0.7	-0.9

S&P 500 Total Return Index****	0.8%	1.4%	21.4%	23.3%	15.4%	14.4%	7.1%	14.4%	16.2%	-23.2%	0.9	1.4
Barclays Capital U.S. Long Gov Index****	0.0%	-0.6%	-10.3%	-10.9%	4.5%	7.1%	6.4%	7.1%	13.6%	-13.4%	0.6	0.9
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	25%					25%
Energy	7%	Long	Brent Crude Oil	3.0%	Long	7%	Long	Brent Crude Oil	3.0%	Long
			Crude Oil	1.5%	Long			Crude Oil	1.4%	Long
Grains/Foods	12%	Long	Corn	4.7%	Short	12%	Long	Corn	4.7%	Short
			Sugar	1.2%	Long			Sugar	1.2%	Long
Metals	6%	Long	Aluminum	2.3%	Long	6%	Long	Aluminum	2.4%	Long
			Gold	1.0%	Short			Gold	1.1%	Short
FINANCIALS	75%					75%
Currencies	31%	Short $	Euro	7.3%	Long	31%	Short $	Euro	7.3%	Long
			Swiss Franc	4.0%	Long			Swiss Franc	4.1%	Long
Equities	26%	Long	Dax Index	4.4%	Long	26%	Long	Dax Index	4.4%	Long
			S&P 500	3.5%	Long			S&P 500	3.4%	Long
Fixed Income	18%	Long	Japanese Gov't Bonds	5.1%	Long	18%	Long	Japanese Gov't Bonds	5.2%	Long
			Long Gilts	2.2%	Short			Long Gilts	2.3%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil prices fell sharply after the International Energy Agency raised estimates for oil production in 2014.  Natural gas prices gained more than 7% after the Energy Information Administration reported a smaller-than-expected increase in inventories.

Grains/Foods
Cocoa prices hit a 23-month high as extended rains in West Africa threatened to delay bean crop deliveries, augmenting a preexisting supply problem. Corn prices fell over 2% after the Environmental Protection Agency proposed a considerable reduction to the ethanol mandate for 2014.

Metals
Gold prices fell to three month lows as investors believed the U.S. government would avoid a potential default on U.S. government debt. Losses were accelerated as fund managers flooded the market with sell orders. Aluminum prices pared gains as China increased the amount of its aluminum purchases from Indonesia in reaction to a possible future ban on the export of unprocessed ores out of Indonesia.

Currencies
The Japanese yen depreciated by more than 1% as investors reacted to continued market accommodation from the U.S. Federal Reserve and increased optimism surrounding the possibility of a resolution to the U.S. debt ceiling crisis. The Australian dollar strengthened slightly on the same news coupled with positive local jobs data.

Equities	The Nikkei 225 added more than 2% as investors reacted to a weakening yen and talks of a short-term increase of the U.S. debt limit. The Dow Jones Industrial Average rose on the same news.
Fixed Income	Prices for U.S. Treasury bonds fell in reaction to the prolonged U.S. government shutdown coupled with the debt crisis impasse. Bund prices reacted similarly to the same news.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES. THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY. INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES. THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE. OFFERING BY PROSPECTUS ONLY. INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL. IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION. DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.